SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                             USAA Mutual Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

                                                               PRELIMINARY COPY

IMPORTANT INFORMATION FOR SHAREHOLDERS IN THE AGGRESSIVE GROWTH FUND, FIRST START GROWTH FUND, GROWTH & INCOME FUND, GROWTH FUND, HIGH-YIELD OPPORTUNITIES FUND, INCOME FUND, INCOME STOCK FUND, INTERMEDIATE-TERM BOND FUND, MONEY MARKET FUND, SCIENCE & TECHNOLOGY FUND, SHORT-TERM BOND FUND, AND SMALL CAP STOCK FUND

AUGUST 19, 1999

USAA EAGLE LOGO
USAA Investment Trust
9800 Fredericksburg Road
San Antonio, Texas 78288

This document contains your proxy statement and proxy card. This proxy card is, in essence, a ballot to vote the shares you own in one or more of the above-listed mutual funds. When you complete, sign, and mail to us your proxy card, it tells us how to vote on your behalf on important issues relating to your funds, and we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations found on page 5.

If you prefer, instead of mailing the enclosed proxy card, you can cast your vote through the Internet by going to www.proxyvote.com. You may also cast your vote by calling 1-800-690-6903 or in person at the shareholder meeting. We encourage you to vote by Internet or telephone, using the 12-digit "control number" that appears on your proxy card. Voting by these methods minimizes the Funds' costs of solicitation (no return-mail postage).

We urge you to spend some time reviewing this proxy statement. Please promptly cast your vote with us, whether by mail, Internet, telephone, or attending the shareholder meeting in person. When shareholders don't vote in sufficient numbers, the funds must incur the additional expense of follow-up solicitation, which hurts your funds' performance. If you have any questions on these materials, please contact us at 1-800-563-4957.

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                               TABLE OF CONTENTS

         A Message from the President ..............................  3
         Notice of Shareholder Meeting..............................  4
         Proxy Statement ...........................................  5
         Board of Directors' Recommendations .......................  5
         Further Information About Voting
              and Shareholder Meeting .............................. 16
         Further Information About Your Funds ...................... 18
         EXHIBIT A:  Proposed Amendment to Company's
              Articles of Incorporation............................. 20
         PROXY CARD ENCLOSED

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
                                                               PRELIMINARY COPY

                          A MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your funds. While you are, of course, welcome to join us at your funds' meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, through the Internet by going to the web site, www.proxyvote.com, or by calling our special toll-free number, 1-800-690-6903. We are asking for your vote on the following matters:

   I.    Election of Board  of  Directors of USAA  Mutual Fund, Inc. (Company);

  II. Approval of an amendment to the Company's Articles of Incorporation to permit the Company to redeem shareholder accounts at net asset value under terms and conditions established by the Board of Directors; and

 III. Ratification of the selection of KPMG LLP by the Board of Directors to serve as the independent auditors of the Funds.

Although we would like very much to have each shareholder attend the shareholder meeting, we realize this is not always possible. Whether or not you plan to be present, we need your vote. For your convenience you may also cast your vote on the Internet, by calling a toll-free number, or by mailing the completed and signed enclosed proxy card (a postage-paid envelope has been enclosed for this purpose). However you choose to cast your vote, we urge you to do so in a timely manner.

Please do not set this proxy aside for another time. When shareholders don't promptly cast their votes, their funds may have to incur the additional expense of follow-up communications. All shareholders benefit from timely voting.

Your vote is important to us. We appreciate the time and consideration that I'm confident you will give this matter. If you have any comments or questions about any of the proposals, please contact us at 1-800-563-4957.

                                            Sincerely yours,



                                            /s/Michael J. C. Roth
                                            ---------------------
                                            Michael J. C. Roth, CFA
                                            President and
                                            Vice Chairman of the Board

                                                               PRELIMINARY COPY

                            USAA MUTUAL FUND, INC.

                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                       Notice of Meeting of Shareholders
                          TO BE HELD OCTOBER 15, 1999

This is the formal agenda for the shareholder meeting (Shareholder Meeting) of the following twelve mutual funds: Aggressive Growth Fund, First Start Growth Fund, Growth Fund, Growth & Income Fund, High-Yield Opportunities Fund, Income Fund, Income Stock Fund, Intermediate-Term Bond Fund, Money Market Fund, Science & Technology Fund, Short-Term Bond Fund, and Small Cap Stock Fund (collectively, the Funds or Fund). USAA Mutual Fund, Inc. (Company) is an open-end management investment company incorporated under the laws of the state of Maryland that offers shares in thirteen no-load mutual funds. In addition to the twelve Funds covered by this Shareholder Meeting, the Company also offers shares in the S&P 500 Index Fund.

This Notice of Meeting tells you what matters will be voted on and the time and place of the Shareholder Meeting, if you plan to attend in person.

A Shareholder Meeting of the Company will be held on Friday, October 15, 1999 at 2 p.m., Central Standard Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, to consider the following matters:

   I.    Election of the Company's Board of Directors. See page 6.

  II. Approval of an amendment to the Company's Articles of Incorporation to permit the Company to redeem shareholder accounts under terms and conditions established by the Board of Directors. See page 12.

 III. Ratification of the selection of KPMG LLP by the Board of Directors to serve as independent auditors of the Funds. See page 15.


                       By Order of the Board of Directors


                                        Michael D. Wagner
                                        Secretary

San Antonio, Texas
August 19, 1999

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   WE URGE  YOU TO  MARK,  SIGN,  DATE,  AND  MAIL  THE  ENCLOSED  PROXY IN THE
   POSTAGE-PAID ENVELOPE, OR VOTE ON THE INTERNET AT WWW.PROXYVOTE.COM, OR CALL OUR SPECIAL TOLL-FREE NUMBER, 1-800-690-6903 SO YOU WILL BE REPRESENTED AT THE MEETING.
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                                                               PRELIMINARY COPY

                                PROXY STATEMENT

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in this Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (SEC) and, is, therefore, quite detailed. If there is anything you don't understand, please contact us at 1-800-563-4957.

*    WHO IS ASKING FOR MY VOTE?

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY ISSUING SHARES OF THE FOLLOWING FUNDS: AGGRESSIVE GROWTH FUND, FIRST START GROWTH FUND, GROWTH FUND, GROWTH & INCOME FUND, HIGH-YIELD OPPORTUNITIES FUND, INCOME FUND, INCOME STOCK FUND, INTERMEDIATE-TERM BOND FUND, MONEY MARKET FUND, SCIENCE & TECHNOLOGY FUND, SHORT-TERM BOND FUND, AND THE SMALL CAP STOCK FUND (EACH, A FUND OR COLLECTIVELY, THE FUNDS). How you vote, whether by mail, Internet, telephone, or in person, will be used at the Shareholder Meeting, and if the Shareholder Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

*    WHAT ARE THE DIFFERENT WAYS I CAN CAST MY VOTE?

     As a shareholder, you may vote in one of four ways. First, you may vote in person by attending the Shareholder Meeting. Second, you may vote by sending us a completed and executed proxy card. The proxy card has been included with this Proxy Statement, along with a postage-paid envelope for your convenience in mailing us your proxy card. Third, you may cast your vote through the Internet by going to the web site, www.proxyvote.com. Finally, you may also cast your vote by calling our special toll-free number, 1-800-690-6903. If you do not anticipate attending the meeting in person, we encourage you to vote by Internet or telephone to minimize the costs of solicitation.

* HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE ON THESE PROPOSALS?

     The Board of Directors recommends that you vote:

       I. FOR the election of all nominees for election to the Company's Board of Directors;

      II. FOR the approval of an amendment to the Company's Articles of Incorporation to permit the Company to redeem shareholder accounts under terms and conditions established by the Board of Directors; and

     III. FOR the selection of KPMG LLP to serve as the independent auditors of the Funds.

*    WHO IS ELIGIBLE TO VOTE?

     All shareholders of the Funds as of the Record Date (close of business on August 19, 1999) are entitled to vote on the proposals listed above at the Shareholder Meeting, or any adjournment thereof. Shareholders of the S&P 500 Index Fund on the Record Date will also be entitled to participate in the meeting with respect to Proposals I and II. As of August 4, 1999, there were _____ shares of the Aggressive Growth Fund, _____ shares of the First Start Growth Fund, _____ shares of the Growth & Income Fund, _____ shares of the Growth Fund, _____ shares of the High-Yield Opportunities Fund, _____ shares of the Income Fund, _____ shares of the Income Stock Fund, _____ shares of the Intermediate-Term Bond Fund, _____ shares of the Money Market Fund, _____ shares of the Science & Technology Fund, _____ shares of the Short-Term Bond Fund, and _____ shares of the Small Cap Stock Fund issued and outstanding. The Notice of Meeting, the proxy card, and the Proxy Statement have been mailed to shareholders of record on or about August 19, 1999. A separate proxy statement containing information on Proposals I and II and on other matters to be acted upon separately by shareholders of the S&P 500 Index Fund is being sent to that fund's shareholders of record on the same date.

     Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly-executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the Shareholder Meeting, your shares will be voted as determined by the discretion of the proxies.

                                   PROPOSAL I

                         ELECTION OF BOARD OF DIRECTORS

*  WHO ARE THE NOMINEES FOR THE BOARD OF DIRECTORS?

-    Robert G. Davis*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr. Davis, age 52, is President and Chief Operating Officer of United Services Automobile Association (USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12-96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit

     Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

-    Michael J. C. Roth*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr.  Roth,  age 57,  is Chief  Executive  Officer,  IMCO  (10/93-present);
     President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining Funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; Trustee and Vice Chairman of USAA Life Investment Trust.

-    David G. Peebles*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr. Peebles, age 59, is Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98).

-    Barbara B. Dreeben
     200 Patterson, #1008
     San Antonio, Texas 78209

     Mrs. Dreeben, age 54, is President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

-    Robert L. Mason, Ph.D.
     12823 Queens Forest
     San Antonio, Texas 78230

     Dr. Mason, age 53, is Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

-    Michael F. Reimherr
     128 East Arrowhead
     San Antonio, Texas 78228

     Mr. Reimherr, age 53, is President of Reimherr Business Consulting (5/95-present). Mr. Reimherr previously served as President of Twang Candy Company (5/91-5/94).

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
-    Richard A. Zucker
     407 Arch Bluff
     San Antonio, Texas 78216

     Mr. Zucker, age 56, is Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

__________________

     * indicates individual who is deemed to be an "interested person" of the Company under the Investment Company Act of 1940 (1940 Act) because of his affiliation with IMCO and its affiliates.

Except as indicated above, the principal occupations and business experience of the nominees for the Board of Directors for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Mr. Roth, Mrs. Dreeben, and Mr. Zucker were elected by the shareholders in October 1995. Dr. Mason and Mr. Davis were appointed by the Company's Board of Directors on September 6, 1996, and November 20, 1996, respectively. Neither Mr. Peebles nor Mr. Reimherr are currently members of the Board of Directors. Each director serves until his or her successor is elected and qualified. Each of the nominees has agreed to serve on the Board of Directors if elected. If any of the nominees is unavailable for election at the time of the Shareholder Meeting, which is not anticipated, the Board of Directors may vote for other nominees at their discretion.

*    WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF DIRECTORS?

     The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that your Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews your Funds' investment performance as well as the quality of other services provided to your Funds and their shareholders by each of the Funds' service providers, including USAA Investment Management Company (IMCO) and its affiliates. IMCO acts as the investment adviser to the Funds. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board of Directors reviews the fees paid by the Company for these services and the overall level of your Funds' operating expenses.

*    WHY ARE WE NOW ELECTING NEW MEMBERS TO THE BOARD OF DIRECTORS?

     Under the 1940 Act, the Board of Directors may fill vacancies on the Board of Directors or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, two of the Company's seven directors have not been elected by shareholders. Furthermore, Howard L. Freeman, Jr. and John W. Saunders, Jr., each of whom had previously been elected by shareholders, have announced their intention to resign as directors effective as of December 31, 1999. The Board of Directors believes it would be in the best interests of shareholders to fill both vacancies resulting from these resignations and, therefore, has nominated Mr. Peebles

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
     and Mr. Reimherr to become directors effective as of January 1, 2000. In light of the fact that only three of the Company's directors will have been elected by shareholders as of such date, it follows that a meeting of shareholders needs to be held to elect directors.

     Under the 1940 Act, the Company is also required to call a meeting of shareholders promptly to elect directors if at any time less than a majority of the directors have been elected by shareholders. By holding a meeting to elect directors at this time, the Company may be able to delay the time at which another shareholder meeting is required for the election of directors, which will result in a savings of the costs associated with holding such a meeting.

*    HOW LONG CAN DIRECTORS SERVE ON THE BOARD OF DIRECTORS?

     Pursuant to a policy adopted by the Board of Directors, each duly-elected or appointed director will continue to serve as a director until the director either reaches age 70 or has served ten years in such capacity. A director of the Company may resign or be removed by a vote of the shareholders of a majority of the outstanding shares of the Funds at any time.

*    DOES USAA OWN SHARES IN ANY OF THE FUNDS?

     As of June 30, 1999, USAA, a Texas reciprocal inter-insurance exchange, beneficially owned directly or indirectly through one or more of its affiliates 2,000,000 shares (21.2%) of the First Start Growth Fund; 1,077 shares (less than 1%) of the Income Fund; 6,373,890 shares (5.3%) of the Income Stock Fund; 1,329,639 shares (less than 1%) of the Money Market Fund; 1,694,925 shares (6.9%) of the Short-Term Bond Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, and Science & Technology Fund. It is anticipated that shares owned by USAA and its affiliates, as well as any related employee benefit plan(s), will be voted in favor of each of the proposals. The address of USAA and its affiliates is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     As far as is known to the Board of Directors, as of June 30, 1999, no other person held of record or owned beneficially more than 5% of the voting stock of any of the Funds.

* WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD OF DIRECTORS REPRESENTS SHAREHOLDER INTERESTS?

     The Board of Directors seeks to represent shareholder interests by:

     - reviewing your Funds' investment performance on an individual basis with your Funds' respective managers;

     - reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates;

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
     - discussing with senior management of IMCO steps being taken to address any performance deficiencies;

     - reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of the other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the Funds and IMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

     -   monitoring   potential   conflicts   among   Funds  to   ensure   that
         shareholders continue to realize the benefits of participation in a large and diverse family of funds.

*    HOW OFTEN DOES THE BOARD OF DIRECTORS MEET?

     The Board of Directors typically conducts regular meetings five or six times a year to review the operations of your Funds and of the other funds in the USAA Family of Funds. A portion of these meetings is devoted to meetings of various committees of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     Between the meetings of the Board of Directors and while the Board of Directors is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board of Directors. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board of Directors. The Audit Committee of the Board of Directors reviews summaries of financial results and the auditors' reports and undertakes certain studies and analyses as directed by the Board of Directors. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent directors. See FURTHER INFORMATION ABOUT YOUR FUND -- COMMITTEES OF THE BOARD Of DIRECTORS.

     During the fiscal year ended July 31, 1999, the Board of Directors met five times, the Executive Committee met once, the Audit Committee met four times, the Pricing and Investment Committee met three times, and the Corporate Governance Committee met five times. Each director attended at least 75% of the total number of meetings of the Board of Directors and any committee on which he or she served.

*    WHAT ARE THE MEMBERS OF THE BOARD OF DIRECTORS PAID FOR THEIR SERVICES?

     The Company pays each independent director a fee for his or her services. Directors affiliated with IMCO and its affiliates are not compensated by the Company for their
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
     service on the Board of Directors. Each independent director also receives fees for serving as a director/trustee of the other funds in the USAA Family of Funds. Directors and committee members are compensated on the basis of an annual retainer of $5,250 for the Company plus reimbursement for reasonable expenses incurred in attending any meetings of the Board of Directors or a committee. The fee for attending a regular or special meeting of the Board of directors is $1,500. All funds in the USAA Family of Funds meet on a combined basis for regular meetings, and one meeting fee is allocated evenly among the total number of funds represented at the meeting. The fee for serving on one or more committees is $500 per committee. All compensation paid to directors is used to acquire shares of one or more funds in the USAA Family of Funds under an automatic investment program for directors. The directors periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to directors/trustees of other mutual fund companies.

     The fees paid to each director by the Company and by all the funds in the USAA Family of Funds for the year ended July 31, 1999, are shown below:

                               COMPENSATION TABLE

               PENSION OR
               RETIREMENT
               BENEFIT        AGGREGATE       ESTIMATED      TOTAL ANNUAL
               ACCRUED        ANNUAL          ANNUAL         COMPENSATION
NAME OF        AS PART OF     COMPENSATION    BENEFITS UPON  FROM THE USAA
THE DIRECTOR   FUND EXPENSES  FROM THE FUNDS  RETIREMENT     FAMILY OF FUNDS(c)
--------------------------------------------------------------------------------

Robert G. Davis         None (a)   None (b)       None (b)      None (b)
Michael J. C. Roth      None (a)   None (b)       None (b)      None (b)
John W. Saunders, Jr.   None (a)   None (b)       None (b)      None (b)
Barbara B. Dreeben      None (a)   $_____         None          $_____
Howard L. Freeman, Jr.  None (a)   $_____         None
Robert L. Mason, Ph.D.  None (a)   $_____         None          $_____
Richard A. Zucker       None (a)   $_____         None          $_____

_________________

(a)  No pension or retirement benefits are accrued as part of fund expenses.

(b) Robert G. Davis, Michael J. C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other fund in the USAA Family of Funds.

(c) At July 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual mutual funds. Each director presently serves as a director or trustee of each investment company in the USAA Family of Funds. In addition, Michael J. C. Roth presently serves as a trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance polices offered by USAA Life Insurance Company. Mr. Roth receives no compensation as trustee of USAA Life Investment Trust.

All of the above directors are also directors/trustees of all other funds in the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. As of June 30, 1999, the directors and their families as a group owned beneficially or of record less than 1% of the outstanding shares of all funds within the USAA Family of Funds.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS?

     The nominees for directors of the Company receiving the vote of a plurality of the votes cast at a meeting at which a quorum is present shall be elected. Shareholders of all Funds, together with shareholders of the S&P 500 Index Fund, will vote as a single class on the election of directors.

                                  PROPOSAL II

                             AMENDMENT TO COMPANY'S
                           ARTICLES OF INCORPORATION

* WHAT IS THE PURPOSE OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION?

     The proposed amendment to the Company's Articles of Incorporation will permit the Company, at its election, to buy back shares of a fund from shareholders at the fund's per share net asset value. Under the amendment, the Board of Directors will have the authority to determine the circumstances under which the Company may redeem shareholder accounts. If shareholders approve the amendment, the Board of Directors intends to adopt a policy authorizing the Company to redeem and close accounts

         - with a value that falls below the Company's minimum investment requirement; or

         - that are held by shareholders that the Company believes are engaging in "market timing" or similar short-term trading practices.

     Although the amendment would provide the Board of Directors with the flexibility to establish other circumstances under which the Company may redeem shareholder accounts, the Board of Directors currently intends to limit the Company's authority to redeem to the circumstances described above. Attached as EXHIBIT A to the Proxy Statement is a copy of the proposed amendment.

*    WHY IS THE AMENDMENT NECESSARY TO CLOSE SMALL ACCOUNTS?

     The Company is organized as a Maryland corporation. Under Maryland law, a corporation is permitted to redeem its shares, at the election of the corporation's board of directors, if authorized in the corporation's articles of incorporation. Currently, the Company's Articles of Incorporation permit the Company, at its election, to redeem shares from a shareholder at a fund's per share net asset value ONLY if the shareholder owns fewer than ten full shares of the fund (500 shares in the case of the Money Market Fund).

     The limited power of the Company currently to redeem shares causes the Company to incur disproportionately high transfer agency costs for small accounts that have at least ten shares (500 shares in the case of the Money Market Fund). Although the Company's minimum investment requirement is $3,000 (other than for certain accounts, such as InveStart(R) accounts, that are exempt from the minimum investment requirement), currently there are approximately _____ shareholder accounts that have at least ten shares (500 shares in the case of the Money Market Fund) and an account value of less than $3,000. For each of these small accounts, the Company is required to pay the transfer agent a per account fee of approximately $26 to $28.50 plus out-of-pocket expenses. The effect of these small accounts is to increase the overall costs of operating the Funds and decrease returns for shareholders generally. Because of the limited redemption rights of the Company, there is currently no cost-effective means of closing these accounts.

     The Board of Directors intends to adopt a policy authorizing the Company to redeem any account of a fund that falls below the Company's minimum investment requirement for reasons other than market action. Those accounts exempt from the minimum investment requirement will also be exempt from the small account redemption policy. In all cases, a shareholder will be sent prior notice of a planned redemption of the shareholder's account.

* HOW WILL THE PROPOSED AMENDMENT BE USED TO STOP EXCESSIVE SHORT-TERM TRADING BY MARKET TIMERS?

     In addition to the cost of maintaining small accounts, a fund may be adversely affected by excessive short-term trading by shareholders. Short-term trading may take the form of frequent exchanges between funds or frequent redemptions followed by purchases of shares of the same fund. Often, this short-term trading activity is part of a "market-timing" strategy in which an investor tries to outperform the market by buying and selling large fund positions in anticipation of an imminent change in interest rates or stock prices. This type of trading is disruptive to a portfolio because it forces a manager to maintain high cash balances to satisfy the frequent trades by shareholders. In addition, short-term trading tends to increase the portfolio turnover rate of a fund, which in turn increases the fund's expenses and decreases returns for long-term investors. For these reasons, management feels strongly that the Funds should not be used as short-term trading vehicles by shareholders and that every effort should be made to protect the Funds from the harmful effects of market-timers.

     Currently, the Company's only available means of protecting the Funds from this type of activity is to refuse to sell shares to known market-timers. Because of the Company's limited power to redeem shareholder accounts, the Company cannot force a market-timer out of a fund in circumstances in which a market-timer maintains a minimum account balance, as described above. If the proposed amendment is approved by shareholders, the Board of Directors intends to adopt a policy authorizing the Company to redeem accounts of any shareholder that the Company believes is engaging in market-timing or similar short-term trading practices using the Funds. In addition, the Company will continue its policy of refusing to sell shares to known market-timers.

*    WILL THE AMENDMENT AFFECT MY RIGHT TO REDEEM SHARES?

     No. Every shareholder will continue to have the right to redeem shares of a Fund at the Fund's per share net asset value on any day that the Fund is open for business, as explained more fully in the Fund's prospectus.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION?

     A majority of all shares of the Company outstanding as of the Record Date for the Shareholder Meeting must vote in favor of the proposal for the amendment to be approved. Shareholders of all Funds, together with shareholders of the S&P 500 Index Fund, will vote as a single class on this proposal.

                                  PROPOSAL III

                     RATIFICATION OF SELECTION OF KPMG LLP
                     AS INDEPENDENT AUDITORS FOR THE FUNDS

*    WHY HAS KPMG LLP BEEN SELECTED AS THE INDEPENDENT AUDITORS?

     KPMG LLP, independent auditors (KPMG), has been selected by the Board of Directors as the auditors of the Funds. KPMG was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG also serves as the auditor for IMCO, the other investment companies for which IMCO serves as investment adviser, USAA and its subsidiaries and affiliated companies, and all the other mutual funds in the USAA Family of Funds, except for the S&P 500 Index Fund. KPMG has served as auditors for the Funds since 1980.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE FUNDS.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS FOR THE FUNDS?

     A majority of the votes cast at a meeting at which a quorum is present is needed to ratify the selection of the auditors. All shares of the Funds will be voted as a single class of shares.

* WILL A REPRESENTATIVE FROM KPMG BE AVAILABLE AT THE SHAREHOLDER MEETING FOR QUESTIONS?

     Yes. A representative of KPMG is expected to be present at the Shareholder
     Meeting  and  will  be  available  to  make   statements  and  respond  to
     appropriate questions presented by shareholders.

Further Information About Voting and the Shareholder Meeting

QUORUM AND METHODS OF TABULATION. With respect to each proposal, a majority of the shares of the Company entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Shareholder Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter but will be included in determining the number of shares outstanding and the number of shares present for purposes of the proposals described herein. Proposals I and III require a vote based on the total votes cast. Approval of Proposal II requires approval by a majority of all shares of the Company outstanding as of the Record Date. As a result, abstentions will assist the Company in obtaining a quorum, but will have no effect on the outcome of Proposals I and III. With respect to Proposal II, abstentions will have the effect of a "no" vote. Broker "non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event a quorum is not present at the Shareholder Meeting or in the event a quorum is present at the Shareholder Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. One or more of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate. With respect to each matter, any such adjournment will require the affirmative vote of a majority of those shares of the Company present at the Shareholder Meeting in person or by proxy and entitled to vote thereon.

OTHER BUSINESS. The Board of Directors knows of no other business to be brought before the Shareholder Meeting. However, if any other matters properly come before the Shareholder Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, employees of IMCO and/ or an outside proxy solicitation service may solicit proxies by telephone. Your Funds may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number IMCO has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. In addition, shareholders may cast their vote through the Internet by going to www.proxyvote.com.

The Board of Directors has adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your Funds may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. [Your Funds have retained at SAS expense __________ (name, address) to aid in the solicitation instructions for nominee accounts, for a fee not to exceed $_____ plus reasonable out-of-pocket expenses for mailing and phone costs. Your Funds have also retained ____________________(name, address) to aid in the solicitation instructions for registered accounts for a fee not to exceed $_____ plus reasonable out-of-pocket expenses.]

REVOCATION OF PROXIES. Proxies, including proxies given on our web site or by telephone, may be revoked at any time before they are voted by a written revocation received by your Funds, by properly executing a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT SHAREHOLDER MEETINGS. Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required, and your Funds do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your Funds within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Company may request a shareholder meeting at any time for the purpose of voting to remove one or more of the directors. The Company will assist in communicating to other shareholders about such meeting.

FINANCIAL INFORMATION. YOUR FUNDS WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUNDS' ANNUAL REPORTS FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF THEIR SEMIANNUAL REPORTS FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA MUTUAL FUND, INC., 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR 1-800-531-8181.

Further Information About Your Funds

COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and
Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Directors and while it is not in session, the Executive Committee may exercise all of the powers of the Board of Directors in the management of the business of the Company, which may be delegated to it by the Board of Directors. The Executive Committee consists of four directors, currently Messrs. Davis, Roth, Saunders, and Freeman.

The Audit Committee consists of four directors, currently Messrs. Freeman, Mason, and Zucker, and Mrs. Dreeben, none of whom is an "interested person" of the Company. The Audit Committee (a) selects an external auditor; (b) reviews and approves and annual audit plan; (c) reviews summaries of financial results;
(d) reviews the reports of the auditors; and (e) undertakes such studies and analyses of various matters as shall from time to time be deemed necessary by the Board of Directors, and makes appropriate recommendations to the Board of Directors on such matters.

The Pricing and Investment Committee consists of five Directors, currently Messrs. Saunders, Freeman, Mason, and Zucker, and Mrs. Dreeben. The Pricing and Investment Committee (a) acts upon and deals with certain questions, issues, and matters that may arise under Rule 2a-7 and the "Procedures to Stabilize Net Asset Value" adopted by the Company as it impacts money market funds; and (b) considers and acts upon such investment issues and matters as may be presented relevant to the Funds.

The Corporate Governance Committee consists of all the directors who are not "interested persons" of the Company, which presently consists of Messrs. Freeman, Mason, and Zucker, and Mrs. Dreeben. Its purpose is to maintain oversight of the organization and performance of the Board of Directors; to evaluate the effectiveness of the Board of Directors, and to ensure that the Board of Directors conducts itself ethically and in accordance with applicable laws; to establish a policy on its tenure and term limitations for independent directors; to recommend candidates to fill vacancies for independent directorship positions of the Board of Directors; and to consider and act upon such other issues as may be presented to it by the Board of Directors.

OFFICERS AND OTHER INFORMATION. In addition to officers that are directors, the officers of the Company are as follows:

                                                     YEAR FIRST
NAME AND AGE               OFFICE                 ELECTED TO OFFICE
------------               ------                 -----------------

Michael D. Wagner (51)     Secretary                    1983
Alex M. Ciccone (48)       Assistant Secretary          1995
Mark S. Howard (35)        Assistant Secretary          1997
Sherron A. Kirk (54)       Treasurer                    1992
Caryl Swann (51)           Assistant Treasurer          1998

Due to their affiliation with the Company's investment adviser, IMCO, the Company's officers receive no compensation from the Company for their services.

In addition to the previously listed directors and/or officers of the Company who also serve as directors and/or officers of IMCO, the following individuals are directors and/or executive officers of IMCO: Carl W. Shirley, Senior Vice
President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the directors, officers, and managerial level employees of the Company or IMCO.

                                   EXHIBIT A

                        PROPOSED AMENDMENT TO COMPANY'S
                           ARTICLES OF INCORPORATION

               Proposed Amendment to Section 6.2(h) of Article VI
                of the Articles of Incorporation of USAA Mutual
                                   Fund, Inc.

Delete existing Section 6.2(h) in its entirety and substitute the following:

                  (h) REDEMPTION BY CORPORATION. The Corporation may redeem Shares of any class from a holder of such Shares at the net asset value per Share in accordance with such terms and conditions as may be determined from time to time by the Board of Directors. Upon redemption of Shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

26856-0899

                                                               PRELIMINARY COPY

USAA     USAA
EAGLE    INVESTMENT
LOGO     MANAGEMENT
         COMPANY

9800 Fredericksburg Road
San Antonio, TX 78288

                             USAA MUTUAL FUND, INC.
Aggressive Growth Fund, First Start Growth Fund, Growth Fund, Growth & Income Fund, High-Yield Opportunities Fund, Income Stock Fund, Income Fund,
Intermediate-Term Bond Fund, Money Market Fund, Science & Technology Fund, Short-Term Bond Fund, and Small Cap Stock Fund
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                       PROXY FOR THE SHAREHOLDER MEETING
               2 p.m., Central Standard Time, on October 15, 1999


The undersigned hereby appoints Michael J.C. Roth, John W. Saunders, Jr., and Howard L. Freeman, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated shareholder meeting, and at any and all adjournments or postponements thereof (the Shareholder Meeting), on the matters set forth in this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Shareholder Meeting and upon such other matters as may properly be brought before the Shareholder Meeting. This proxy revokes all prior proxies given by the undersigned.

In lieu of completing, signing and mailing this proxy card, you may cast your votes by calling toll-free 1-800-690-6903 or accessing the web site at www.proxyvote.com.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Shareholder Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUNDS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS I, II and III.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The appointed proxies will vote on any other business as may properly come before the Shareholder Meeting or any adjournment thereof.

TO VOTE, MARK BLOCK IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETATCH AND RETURN THIS PORTION ONLY

USAA MUTUAL FUND, INC.

Vote on Directors
                                                 For  Withhold  For All
I.   Election of Messrs. 01) Davis, 02) Roth,    All    All     Except:
     03) Peebles, 04)Reimherr, 05) Zucker,
     06) Dr. Mason, and 06) Mrs. Dreeben to      [  ]   [  ]     [  ]
     the Board  of Directors  of USAA Mutual
     Fund, Inc.
                                               To withhold authority to vote,
                                               mark "For All Except" and write
                                               the nominee's number on the line
                                               below:
                                               ________________________________

Vote on Proposals                                        For  Against   Abstain

II.  Approval  of an  amendment  to  the  Company's
     Articles  of   Incorporation  to  permit  the
     Company to redeem shareholder  accounts under
     terms and conditions established by the Board
     of Directors.                                      [  ]    [  ]      [  ]

III. Ratification  of the selection of KPMG LLP as
     the independent auditors of the Funds.             [  ]    [  ]      [  ]

Receipt of the Notice of Meeting and the Proxy Statement, dated __________, 1999, is hereby acknowledged.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.
 ___________________________________         _________________________________
|                                   |       |                                 |
|___________________________________|       |_________________________________|
 Signature [PLEASE SIGN WITHIN BOX] Date     Signature (Joint Owners)      Date